ENDEAVOR SERIES TRUST (the "TRUST")
Supplement dated October 1, 1998 to
Prospectus dated May 1, 1998


	Under the Section entitled MANAGEMENT OF THE FUND, the following information replaces the last paragraph on page 45 which carries over to page 46.

	The day to day investment management decisions for the equity portion of the Endeavor Asset Allocation Portfolio will be made by Philip W. Friedman, Margaret K. Johnson and William S. Auslander. Philip Friedman, a Managing Director of Morgan Stanley since 1997, has been a Managing Director of Morgan Stanley
& Co. Incorporated, a Morgan Stanley affiliate, since 1990. Margaret Johnson is a Principal of Morgan Stanley and a Portfolio Manager in the Institutional Equity Group. She joined Morgan Stanley in 1984 and worked as an Analyst in the Marketing and Fiduciary Advisor areas. Ms. Johnson became an Equity Analyst in 1986 and a Portfolio Manager in 1989. William S. Auslander is a Vice President of Morgan Stanley, which he joined in 1995. Prior to that he was an Equity Analyst at Icahn & Co. from 1985 to 1995. Mr. Friedman and Mr. Auslander joined Ms. Johnson in assuming responsibility for managing the equity portion of the Endeavor Asset Allocation Portfolio's assets at the end of September 1998.






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